UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
 Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2010

ST. BERNARD SOFTWARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-50813	20-0996152
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15015 Avenue of Science
San Diego, CA 92128
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (858) 676-2277

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On July 28, 2010, St. Bernard Software, Inc., a Delaware corporation (“St. Bernard”), entered into an Asset Purchase Agreement (“APA”) with Red Condor, Inc., a private Delaware corporation, located at 1300 Valley House Drive, Suite 115, Rohnert Park, CA 94928 ("Red Condor") and certain note holders (the “Noteholders”) of Red Condor, pursuant to which St. Bernard purchased substantially all of the assets and assumed certain liabilities of Red Condor for restricted shares of Common Stock of St. Bernard, subject to certain post-closing adjustments described in the APA (the "Transaction").

On August 3, 2010, St. Bernard filed a current report on Form 8-K (the “Form 8-K”) to disclose, among other things, the completion of the APA. St. Bernard is filing this Amendment No. 1 to provide the (i) historical audited and unaudited financial information and (ii) unaudited pro forma financial information that it is required to file under Item 9.01 of Form 8-K, as listed below, in connection with the completion of the Transaction.

Item 9.01               Financial Statements and Exhibits.

(a)           Financial Statements of Business Acquired

The audited financial statements of Red Condor, including the balance sheets as of December 31, 2009 and 2008 and the related statements of operations, stockholders’ deficit, and cash flows for the years ended December 31, 2009 and 2008, and the notes thereto, and the Independent Auditors’ Report thereon, are filed as Exhibit 99.1 to this current report on Form 8-K/A.

The unaudited financial statements of Red Condor, including the balance sheet as of June 30, 2010, and the related statements of operations and cash flows for the six month periods ended June 30, 2010 and 2009, and the notes to the unaudited financial statements are filed as Exhibit 99.2 to this current report on Form 8-K/A.

 (b)           Pro Forma Financial Information

The unaudited pro forma condensed consolidated financial statements of the Company giving effect to the acquisition of substantially all of the assets and certain liabilities of Red Condor, including the unaudited pro forma condensed consolidated balance sheet as of June 30, 2010, and unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2009, and for the six month period ended June 30, 2010, are filed as Exhibit 99.3 to this current report on Form 8-K/A.

(d)           Exhibits.

Exhibit Number	Description

99.1	Audited Financial Statements of Red Condor, Inc. as of December 31, 2009 and 2008 and for the years ended December 31, 2009 and 2008 and notes thereto
99.2
Audited Balance Sheet of Red Condor, Inc. as of December 31, 2009 and Unaudited Balance Sheet as of June 30, 2010, Unaudited Statements for Operations, and Cash Flows for the six months ended June 30, 2010 and 2009 and notes thereto

99.3
Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2010 and Unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 2009 and for the six months ended June 30, 2010 and notes thereto

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ST. BERNARD SOFTWARE, INC.

Dated: October 13, 2010	By:	/s/ Louis E. Ryan
Louis E. Ryan
Chief Executive Officer and Chairman of the Board of Directors

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EXHIBIT INDEX

Number	Description

99.1	Audited Financial Statements of Red Condor, Inc. as of December 31, 2009 and 2008 and for the years ended December 31, 2009 and 2008 and notes thereto

99.2
Audited Balance Sheet of Red Condor, Inc. as of December 31, 2009 and Unaudited Balance Sheet as of June 30, 2010, Unaudited Statements for Operations, and Cash Flows for the six months ended June 30, 2010 and 2009 and notes thereto

99.3
Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2010 and Unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 2009 and for the six months ended June 30, 2010 and notes thereto

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